File Number: 333-87233

                                               Filed Pursuant to Rule 497(e)
                                                 of the Securities Act of 1933




                                                           February 10, 2012



				  Pioneer Research Fund

                Supplement to the May 1, 2011 Prospectus, as in Effect
  	             and as May be Amended from Time to Time


Fund summary

The following replaces the information in the "Management" chart in the section entitled "Fund summary":

Portfolio management   Paul Cloonan, senior vice president of Pioneer and
		       co-head of equity research - U.S. (portfolio manager of the fund since 2005); Bradley Galko, vice president and analyst at Pioneer (portfolio manager of the fund since
		       2005); and James Moynihan, vice president and analyst at Pioneer (portfolio manager of the fund since 2010).


Management

The following replaces the first paragraph in the section "Portfolio management":

Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of a team of equity analysts that coordinate the fundamental research on companies provided by Pioneer's research teams, which include members from Pioneer's affiliate, Pioneer Investment Management Limited. Paul Cloonan, senior vice president of Pioneer and co-head of equity research - U.S. (portfolio manager of the fund since 2005),joined Pioneer in 1997. Bradley Galko, vice president and analyst at Pioneer (portfolio manager of the fund since 2005), joined Pioneer in 2001. James Moynihan, vice president and analyst at Pioneer (portfolio manager of the fund since September 2010), joined Pioneer in 2007.




                                                                 25368-00-0212
                                      (C) 2012 Pioneer Funds Distributor, Inc.
                                           Underwriter of Pioneer mutual funds
                                                                   Member SIPC